UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2023

Conagra Brands, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

222 W. Merchandise Mart Plaza,
Suite 1300
Chicago, Illinois		60654
(Address of principal executive offices)		(Zip Code)

(312) 549-5000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	CAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 below, the Conagra Brands, Inc. 2023 Stock Plan was approved at the 2023 Annual Meeting of Shareholders held on September 14, 2023 (the “Effective Date”). The 2023 Stock Plan succeeds the Conagra Brands, Inc. 2014 Stock Plan (the “2014 Stock Plan”), and no further awards will be made under the 2014 Stock Plan following the Effective Date. Outstanding awards under the 2014 Stock Plan will continue in effect in accordance with their terms. The 2023 Stock Plan authorizes the issuance of up to 17,400,000 shares of the Company’s common stock, plus shares subject to awards under the 2014 Stock Plan and other predecessor plans that are outstanding as of the Effective Date that are cancelled, terminate, lapse, expire, are forfeited, otherwise become unexercisable, or are settled for cash (in whole or in part) according to their terms (reduced on a share per share basis for awards granted under the 2014 Stock Plan after May 28, 2023 and before the Effective Date).

The 2023 Stock Plan authorizes the Human Resources Committee of the Board (the “HR Committee”) to provide equity‑based compensation in the form of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares, and other stock‑based awards to employees of the Company and its subsidiaries, non-employee directors of the Company, and certain qualifying consultants for the purpose of fostering and promoting the Company’s long‑term financial success and increasing shareholder value.

Performance goals applicable to performance share awards may include, but are not limited to: cash flow, free cash flow, operating cash flow, earnings, market share, economic value added, achievement of annual operating budget, expense targets, profits, profit contribution margins, profits before taxes, profits after taxes, operating profit, return on assets, return on investment, return on equity, operating efficiency, return on invested capital, gross sales, net sales, sales volume, stock price, total shareholder return, dividend ratio, price-to-earnings ratio, customer satisfaction metrics, working capital targets, achievement of certain target levels of innovation and/or development of products, measures related to acquisitions or divestitures, formation or dissolution of joint ventures, corporate bond rating by credit agencies, debt to equity or leverage ratios, or financial performance measures determined by the HR Committee that are sufficiently similar to the foregoing.

Awards under the 2023 Stock Plan may be subject to acceleration, including in the event of a change in control of the Company as provided for in individual award agreements. The HR Committee intends to adopt award agreements for stock option and restricted stock unit grants under the 2023 Stock Plan that provide for “double-trigger” change of control acceleration treatment.

The description of the 2023 Stock Plan contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the 2023 Stock Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 14, 2023, the Board approved amendments to the Amended and Restated Bylaws of Conagra Brands, Inc. (the “Bylaws”), effective on such date. The amendments to the Bylaws provide that, beginning on September 14, 2023, Company shares will be issued solely in uncertificated form; provided that Company shares represented by a certificate issued prior to September 14, 2023 will remain in certificated form until such certificate is surrendered to the Company.

The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 14, 2023, the Company held its Annual Meeting of Shareholders. The final voting results for the matters brought before that meeting are set forth below:

1.         Election of Directors

The Company’s shareholders voted to elect the following eleven (11) nominees to serve as directors of the Company until their term expires at the Company’s 2024 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Anil Arora	354,452,054	18,997,116	920,035	51,328,280
Thomas “Tony” K. Brown	365,268,333	8,219,123	881,749	51,328,280
Emanuel “Manny” Chirico	368,840,544	4,601,001	927,660	51,328,280
Sean M. Connolly	370,814,445	2,686,222	868,538	51,328,280
George Dowdie	371,825,623	1,590,873	952,709	51,328,280
Francisco J. Fraga	371,599,959	1,763,506	1,005,740	51,328,280
Fran Horowitz	358,181,690	15,307,520	879,995	51,328,280
Richard H. Lenny	341,872,534	31,599,634	881,632	51,328,280
Melissa Lora	366,172,198	7,318,153	878,854	51,328,280
Ruth Ann Marshall	336,702,016	36,818,663	848,526	51,328,280
Denise Paulonis	371,683,771	1,713,628	971,806	51,328,280

2.   Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation

The Company’s shareholders voted to approve, on a non-binding, advisory basis, a frequency of “1 Year” for future advisory votes to approve named executive officer compensation. The voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
366,671,766	565,524	5,909,997	1,221,918	51,328,280

Based on the Board’s recommendation in the proxy statement for the Annual Meeting and the voting results, the Company has determined that future advisory votes to approve named executive officer compensation will be held every year until the next advisory vote on the frequency of such advisory votes.

3.   Advisory Vote to Approve Named Executive Officer Compensation

The Company’s shareholders voted to approve, on a non-binding, advisory basis, the Company’s named executive officer compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
259,800,404	112,574,574	1,994,227	51,328,280

4.   Approval of the Conagra Brands, Inc. 2023 Stock Plan

The Company’s shareholders voted to approve the Conagra Brands, Inc. 2023 Stock Plan. The results were as follows:

For	Against	Abstain	Broker Non-Votes
343,490,638	29,530,603	1,347,964	51,328,280

5.   Ratification of the Appointment of KPMG LLP as the Company’s Independent Auditor for Fiscal 2024

The Company’s shareholders voted to ratify the appointment of KPMG LLP as the Company’s independent auditor for fiscal 2024. The voting results were as follows:

For	Against	Abstain
419,233,578	5,703,976	789,931

6.   Shareholder Proposal Requesting Shareholder Right to Call a Special Shareholder Meeting

The Company’s shareholders voted to approve a non-binding shareholder proposal requesting a shareholder right to call a special shareholder meeting. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
293,982,553	79,059,621	1,327,031	51,328,280

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
Exhibit
Number	Description
3.1	Amended and Restated Bylaws of Conagra Brands, Inc.
10.1	Conagra Brands, Inc. 2023 Stock Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA BRANDS, INC.

By:	/s/ Carey Bartell
Name:	Carey Bartell
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: September 19, 2023